                                                                    EXHIBIT 99.2




                            ORIGEN FINANCIAL L.L.C.,
                                  as Servicer,

                             ORIGEN SERVICING, INC.,
                        as Subservicer and Administrator,

                      ORIGEN RESIDENTIAL SECURITIES, INC.,
                                  as Depositor,

                ORIGEN MANUFACTURED HOUSING CONTRACT TRUST 2006-A
                                as Issuing Entity

                                       and

                            JPMORGAN CHASE BANK, N.A.
                              as Indenture Trustee,

                               SERVICING AGREEMENT

                           Dated as of August 1, 2006

                Manufactured Housing Installment Sales Contracts
                         and Installment Loan Agreements

                Origen Manufactured Housing Contract Trust 2006-A

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                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   DEFINITIONS

Section 1.01. Definitions...............................................       2
Section 1.02. Other Definitional Provisions.............................       2
Section 1.03. Interest Calculations.....................................       2

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

Section 2.01. Covenants, Representations and Warranties Regarding the
              Servicer..................................................       3
Section 2.02. Existence.................................................       4
Section 2.03. Enforcement of Representations and Warranties.............       4

                                   ARTICLE III

                    ADMINISTRATION AND SERVICING OF CONTRACTS

Section 3.01. Responsibility for Contract Administration................       5
Section 3.02. Standard of Care..........................................       5
Section 3.03. Records...................................................       6
Section 3.04. Inspection: Electronic File...............................       6
Section 3.05. Collection Account........................................       6
Section 3.06. Permitted Withdrawals.....................................       8
Section 3.07. Enforcement...............................................       9
Section 3.08. Indenture Trustee to Cooperate............................      10
Section 3.09. Costs and Expenses........................................      11
Section 3.10. Maintenance of Insurance..................................      11
Section 3.11. Repossession..............................................      13
Section 3.12. Subservicing Arrangements.................................      14
Section 3.13. Retitling; Security Interests.............................      15
Section 3.14. Payment of Taxes..........................................      15
Section 3.15. Annual Statement as to Compliance.........................      16
Section 3.16. Annual Assessment and Attestation.........................      16
Section 3.17. Optional Redemption.......................................      17
Section 3.18. Net Contract Rate.........................................      19

                                   ARTICLE IV

                              SERVICING CERTIFICATE

Section 4.01. Electronic Files..........................................      19
Section 4.02. Reserved..................................................      19
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                                    ARTICLE V

                                  THE SERVICER

Section 5.01. Liability of the Servicer.................................      19
Section 5.02. Merger or Consolidation of or Assumption of the
              Obligations of the Servicer...............................      19
Section 5.03. Limitation on Liability of the Servicer and Others........      19
Section 5.04. Servicer Not to Resign....................................      20
Section 5.05. Delegation of Duties......................................      21
Section 5.06. Rights of the Issuing Entity in Respect of the Servicer...      21
Section 5.07. Indemnification...........................................      21

                                   ARTICLE VI

                                     DEFAULT

Section 6.01. Servicer Events of Default................................      21
Section 6.02. Transfer..................................................      23
Section 6.03. Appointment of Successor Servicer.........................      24
Section 6.04. Notification to Noteholders...............................      25
Section 6.05. Effect of Transfer........................................      25
Section 6.06. Transfer of Collection Account............................      26

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

Section 7.01. Amendment.................................................      26
Section 7.02. GOVERNING LAW.............................................      26
Section 7.03. Notices...................................................      26
Section 7.04. Severability of Provisions................................      28
Section 7.05. Third-Party Beneficiaries.................................      28
Section 7.06. Counterparts..............................................      29
Section 7.07. Effect of Headings and Table of Contents..................      29
Section 7.08. Termination...............................................      29
Section 7.09. No Petition...............................................      29
Section 7.10. No Recourse...............................................      29
Section 7.11. Indenture Trustee Rights..................................      29
Section 7.12. Rights of the Note Insurer to Exercise Rights of
              Noteholders...............................................      29
Section 7.13. Reports to Note Insurer...................................      29

                                  ARTICLE VIII

                   DUTIES OF THE SUBSERVICER AS ADMINISTRATOR

Section 8.01. Administrative Duties.....................................      30
Section 8.02. Records...................................................      31
Section 8.03. Additional Information to be Furnished....................      31
Section 8.04. No Recourse to Owner Trustee..............................      32
Section 8.05. Exchange Act Reporting....................................      32
Section 8.06. Indemnification...........................................      37
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                                      (ii)

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
EXHIBIT A LIST OF CONTRACTS.............................................     A-l

EXHIBIT B FORM OF CERTIFICATE REGARDING REPURCHASED CONTRACTS ORIGEN
FINANCIAL L.L.C. CERTIFICATE REGARDING REPURCHASED CONTRACTS............     B-1

EXHIBIT C-l FORM OF CERTIFICATION TO BE PROVIDED BY THE SERVICER WITH
FORM 10-K...............................................................   C-l-1

EXHIBIT C-2 FORM OF CERTIFICATION TO BE PROVIDED TO THE ADMINISTRATOR BY
THE INDENTURE TRUSTEE...................................................   C-2-1

EXHIBIT D OFFICER'S CERTIFICATE REGARDING ANNUAL
STATEMENT OF COMPLIANCE.................................................     D-l

EXHIBIT E SERVICING CRITERIA............................................     E-l


                                      (iii)

          This SERVICING AGREEMENT, dated as of August 1, 2006, among Origen Financial L.L.C., as servicer (the "Servicer"), Origen Servicing, Inc., as Subservicer (the "Subservicer"), Origen Manufactured Housing Contract Trust 2006-A, as Issuing Entity (the "Issuing Entity") and JPMorgan Chase Bank, N.A., as Indenture Trustee (the "Indenture Trustee").

                                WITNESSETH THAT:

          WHEREAS, pursuant to the terms of the Asset Purchase Agreement, Origen Residential Securities, Inc. (the "Depositor") will acquire the Contracts from Origen Securitization Company, LLC (the "Seller"), which had previously acquired the Contracts from Origen Financial L.L.C.

          WHEREAS, the Depositor will create Origen Manufactured Housing Contract Trust 2006-A, a Delaware statutory trust, and will transfer the Contracts and all of its rights under the Asset Purchase Agreement to the Issuing Entity;

          WHEREAS, pursuant to the terms of a Trust Agreement dated as of August 1, 2006 (the "Trust Agreement"), among the Depositor, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and JPMorgan Chase Bank, N.A., as certificate registrar and certificate paying agent, the Depositor will convey the Contracts to the Issuing Entity in exchange for the Certificates (as defined below);

          WHEREAS, pursuant to the terms of the Trust Agreement, the Issuing Entity will issue and transfer to or at the direction of the Depositor, the Trust Certificates, 2006-A (the "Certificates");

          WHEREAS, pursuant to the terms of an Indenture, dated as of August 1, 2006 (the "Indenture"), between the Issuing Entity and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"), the Issuing Entity will pledge the Contracts and issue and transfer to or at the direction of the Depositor the Origen Manufactured Housing Contract Trust Notes, Series 2006-A, Class A-1 and Class A-2 Notes (collectively, the "Notes"); and

          WHEREAS, pursuant to the terms of this Servicing Agreement, the Servicer will be responsible for servicing the Contracts set forth on the List of Contracts attached hereto as Exhibit A-1, directly or through one or more subservicers, and the Servicer engages the Subservicer to perform the primary servicing of the Contracts pursuant to the terms of this Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Definitions. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1.02. Other Definitional Provisions.

     (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

     (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     Section 1.03. Interest Calculations. All calculations of interest hereunder that are made in respect of the Principal Balance of a Contract shall be made on the basis of a 360-day year consisting of twelve 30-day months, notwithstanding the terms of the related Contract or Mortgage Note and Mortgage.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.01. Covenants, Representations and Warranties Regarding the Servicer. By its execution and delivery of this Agreement, Origen Financial L.L.C., as initial Servicer, and Origen Servicing, Inc., as initial Subservicer, each makes the following representations, warranties and covenants as of the Closing Date on which the Trust relies in accepting the Contracts and issuing the Certificates and the Notes and on which the Note Insurer relies on in executing and delivering the Policy.

          (A) Formation and Good Standing. The Servicer is a limited liability company, and the Subservicer is a corporation, formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power to own its assets and to transact the business in which it is currently engaged. Each of the Servicer and the Subservicer is duly qualified to do business as a foreign limited liability company or corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer or the Subservicer, as applicable.

          (B) Authorization: Binding Obligations. Each of the Servicer and the Subservicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of each of the Servicer and the Subservicer enforceable in accordance with its terms, except as enforcement of such terms maybe limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          (C) No Consent Required. Neither the Servicer nor the Subservicer is required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals and authorizations as have been obtained.

          (D) No Violations. The execution, delivery and performance by the Servicer and the Subservicer of this Agreement and the fulfillment of its terms will not violate any provision of any existing law or regulation or any order or decree of any court or the related Certificate of Incorporation or Bylaws or other organizational document of the Servicer or the Subservicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer or the Subservicer is a party or by which the Servicer or Subservicer may be bound.

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          (E) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer or the Subservicer threatened, against the Servicer or the Subservicer or any of their respective properties or with respect to this Agreement or the Notes which, if adversely determined, would in the opinion of the Servicer or the Subservicer have a material adverse effect on the transactions contemplated by this Agreement.

          (F) Chief Executive Office. The chief executive office of each of the Servicer and the Subservicer is at 27777 Franklin Road, Suite 1700, Southfield, Michigan 48034.

          (G) No Default. Neither the Servicer nor the Subservicer is in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect its condition (financial or other) or operations or its properties or the consequences of which would materially and adversely affect its performance hereunder. Neither the Servicer nor the Subservicer is in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact its financial condition or operations or legal documents associated with the transaction contemplated by this Agreement.

          (H) No Amendments. Neither the Servicer nor the Subservicer shall extend or otherwise amend the terms of any Contract, except in accordance with Section 3.07.

     Section 2.02. Existence. The Issuing Entity will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuing Entity hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuing Entity will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement.

     Section 2.03. Enforcement of Representations and Warranties. The Servicer shall cause the Originator to repurchase a Contract, at its Repurchase Price, not later than the last day of the month prior to the month that is 60 days after the day on which the Originator, the Seller, the Servicer, the Note Insurer or the Indenture Trustee first discovers a breach of a representation or warranty of the Originator or the Seller set forth in Sections 3.1, 3.2, 3.3,
3.5 or 3.6 of the Asset Purchase Agreement that materially adversely affects the Issuing Entity's, the Noteholders', the Note Insurer's or the Certificateholders' interest in such Contract and which breach has not been cured; provided, however, that (i) in the event that a party other than the Originator first becomes aware of such breach, such discovering party shall notify the Originator in writing within five Business Days of the date of such discovery and (ii) with respect to any Contract incorrectly described on the List of Contracts with respect to unpaid principal balance, which the Originator would otherwise be required to repurchase pursuant to this Section, the Servicer may cause the Originator, in lieu of repurchasing such Contract, to deliver to the Servicer or the Subservicer for deposit in the Collection Account no later than the first Determination Date that is 60 or more days from the date of such discovery cash in an amount sufficient to cure such deficiency or discrepancy. Upon receipt by the Indenture Trustee of a certificate of a Servicing Officer in the form attached hereto as Exhibit B, any such cash so deposited shall be distributed to Noteholders and Certificateholders on the immediately following Payment Date as a collection of principal on such Contract. Notwithstanding any other provision of this Agreement, the obligation of the Servicer under this Section to enforce the Originator's obligations pursuant to the Asset Purchase Agreement shall not terminate upon a Service Transfer pursuant to Article VI. Notwithstanding the foregoing, the Servicer shall cause the Originator to repurchase any Land-and-Home Contract, at such Contract's Repurchase Price, or substitute for it an Eligible Substitute Asset as described in Section 2.03(b), if the Originator has failed to deliver the related Land and Home Contract File to the Custodian within 30 days of the Closing Date, subject to delays in delivery of recordable documents. Each of the parties to this Agreement acknowledge that the provisions of this Section 2.03 are an obligation solely of the Servicer and the Originator and not of any other party to this Agreement. Notwithstanding the foregoing, in the event that a successor servicer succeeds to the servicing rights and responsibilities of the Servicer, such successor servicer shall have no obligation under this Section 2.03 other than to use its commercially reasonable efforts to request and/or demand the Originator to perform its obligations under this Section 2.03

                                  ARTICLE III

                    ADMINISTRATION AND SERVICING OF CONTRACTS

     Section 3.01. Responsibility for Contract Administration. The Servicer shall have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. At the written request of the Servicer, accompanied by the form of power of attorney or other documents being requested, the Indenture Trustee shall furnish to the Servicer any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and the Indenture Trustee shall not be held responsible for any acts by the Servicer in its uses of any such powers of attorney or other document. The Servicer shall indemnify the Indenture Trustee and the Note Insurer for any reasonable costs, liabilities and expenses (including reasonable attorneys' fees) incurred by the Indenture Trustee or the
Note Insurer in connection with the intentional or negligent misuse of such power of attorney by the Servicer, as applicable. Notwithstanding anything contained herein to the contrary, the Servicer shall not without the Indenture Trustee's written consent (i) initiate any action, suit or proceeding solely under the Indenture Trustee's name without indicating the Servicer's representative capacity or (ii) knowingly cause the Indenture Trustee to be registered to do business in any state, provided, however, that the preceding clause (i) shall not apply to the initiation of actions relating to Contracts that the Servicer is servicing pursuant to its respective duties herein. The limitations of the preceding clause shall not be construed to limit any duty or obligation imposed on the Indenture Trustee under any other provision of this Agreement.

     Origen Financial L.L.C. is hereby appointed the Servicer until such time as any Service Transfer shall be effected under Article VI.

     Section 3.02. Standard of Care. In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer shall exercise that degree of skill and care consistent with the same degree of skill and care that the Servicer exercises with respect to similar contracts serviced by the Servicer; provided, however, that (i) such degree of skill and care shall be at least as favorable as the degree of skill and care generally applied by servicers of manufactured housing installment sales contracts for institutional investors and
(ii) notwithstanding the foregoing, the Servicer shall not release or waive the right to collect the unpaid balance on any Contract unless it makes the determination that acceptance of the liquidation proceeds from the related Obligor would result in the Trust receiving a greater amount of collections than the Net Liquidation Proceeds that would result from repossessing or foreclosing and liquidating the related Manufactured Home.

     Section 3.03. Records. The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Indenture Trustee to determine the status of each Contract.

     Section 3.04. Inspection: Electronic File.

     (a) At all times during the term hereof, the Servicer shall afford the Note Insurer and the Indenture Trustee and its authorized agents reasonable access during normal business hours to the Servicer's records, which have not previously been provided to the Trust, relating to the Contracts and will cause its personnel to assist in any examination of such records by the Note Insurer and the Indenture Trustee or its authorized agents. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Indenture Trustee or the Note Insurer may make, the Indenture Trustee or the Note Insurer may, using generally accepted audit procedures, verify the status of each Contract and review the Electronic Ledger and records relating thereto for conformity to Monthly Reports prepared pursuant to Section 3.26 of the Indenture and compliance with the standards represented to exist as to each Contract in this Agreement.

     (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by the Note Insurer, Noteholders and Certificateholders.

     (c) On or before the fourth Business Day prior to each Payment Date, the Servicer shall determine the Amount Available for such Payment Date to be remitted to the Note Payment Account and shall provide to the Indenture Trustee and the Note Insurer an electronic file (the "Electronic File") setting forth such amount and any other information necessary for the Indenture Trustee to perform the calculations required hereunder and under the Indenture and prepare the Monthly Report. The Indenture Trustee will be entitled to rely on information supplied by the Servicer without independent verification.

     Section 3.05. Collection Account.

     (a) On or before the Closing Date, the Servicer shall establish the Collection Account with JPMorgan Chase Bank, N.A., which must be an Eligible Account. The Collection Account shall be entitled "Origen Servicing for the benefit of JPMorgan Chase Bank, N.A., as Indenture Trustee for the benefit of holders of Origen Manufactured Housing Contract Trust Collateralized

Notes, Series 2006-A and Ambac Assurance Corporation." The Servicer shall pay into the Collection Account as promptly as practicable (not later than the second Business Day) following receipt thereof:

          (i) all payments received after the Cut-off Date on account of principal on the Contracts and all Principal Prepayments collected after the Cut-off Date;

          (ii) all payments received after the Cut-off Date on account of interest on the Contracts;

          (iii) all Net Liquidation Proceeds;

          (iv) all Insurance Proceeds unless to be used to directly offset the cost of repairing the related property;

          (v) any amounts payable in connection with the repurchase of any Contract pursuant to Section 2.03 hereof or Section 3.7 of the Asset Purchase Agreement; and

          (vi) any other amount required to be deposited in the Collection Account pursuant to this Agreement;

provided, however, that with respect to each Due Period, the Servicer shall be permitted to retain the Monthly Servicing Fee for the related Payment Date from payments in respect of interest on the Contracts in accordance with Section 3.06 hereof. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing late payment fees, assumption fees, extension fees or escrow deposits payable by Obligors, which amounts shall be property of the Servicer. The Servicer agrees that all amounts paid into the Collection Account under this Agreement shall be held in trust for the Indenture Trustee, the Noteholders, the
Note Insurer and the Certificateholders until payment or withdrawal of any such amounts is authorized under this Agreement.

          If the Servicer so directs, the institution maintaining the Collection Account shall, in the name of the Indenture Trustee in its capacity as such, invest the amounts in the Collection Account in Permitted Investments that mature not later than one Business Day prior to the next succeeding Payment Date. All income and gain from such investments shall be payable to the Servicer. An amount equal to any net loss on such investments shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized; provided that if a successor servicer succeeds to the servicing rights and responsibilities of the Servicer, such successor servicer shall have no obligation or responsibility for any losses occasioned by or arising from the prior Servicer's investments. Neither the Note Insurer nor the Indenture Trustee shall in any way be responsible or liable for losses on amounts invested in accordance with the provisions hereof. Funds in the Collection Account not so invested must be insured to the extent of the maximum amount insurable by the Federal Deposit Insurance Corporation.

          If the Servicer so directs, the institution maintaining the Note Payment Account shall, in the name of the Indenture Trustee in its capacity as such, invest the amounts in the Note Payment Account in Permitted Investments that mature not later than one Business Day prior to the next succeeding Payment Date. All income and gain from such investments shall be payable to the Servicer. An amount equal to any net loss on such investments shall be deposited in the Note Payment Account by the Servicer out of its own funds immediately as realized; provided that if a successor servicer succeeds to the servicing rights and responsibilities of the Servicer, such successor servicer shall have no obligation or responsibility for any losses occasioned by or arising from the prior Servicer's investments. The Indenture Trustee shall in no way be responsible or liable for losses on amounts invested in accordance with the provisions hereof. Funds in the Note Payment Account not so invested must be insured to the extent of the maximum amount insurable by the Federal Deposit Insurance Corporation.

     (b) If at anytime the Servicer receives notice (from each Rating Agency, the Indenture Trustee or otherwise) that the Collection Account has ceased to be an Eligible Account, the Servicer must, as soon as practicable but in no event later than 5 Business Days of the Servicer's receipt of such notice, transfer the Collection Account and all funds and Permitted Investments therein to an Eligible Account. Following any such transfer, the Servicer must notify each Rating Agency, the Note Insurer and the Indenture Trustee of the location of the Collection Account.

     Section 3.06. Permitted Withdrawals. The Servicer may, from time to time as provided herein, make withdrawals from the Collection Account of amounts deposited in said account pursuant to Section 3.05 that are attributable to the Contracts for the following purposes:

     (a) to remit the Amount Available to the Indenture Trustee for deposit in the Note Payment Account to make payments in the amounts and in the manner provided for in Section 8.02 of the Indenture;

     (b) to pay to the Originator with respect to each Contract or property acquired in respect thereof that has been repurchased or replaced pursuant to
Section 2.03 hereof or Section 3.7 of the Asset Purchase Agreement, all amounts received thereon and not required to be distributed to Noteholders or Certificateholders as of the date on which the related Principal Balance or Repurchase Price is determined;

     (c) to reimburse the Servicer out of Liquidation Proceeds for Liquidation Expenses incurred by it, to the extent such reimbursement is permitted pursuant to Section 3.09, and to reimburse the Servicer as provided in Sections 3.08, 3.11, 3.13 and 6.02;

     (d) to withdraw any amount deposited in the Collection Account that was not required to be deposited therein;

     (e) to make any rebates or adjustments deemed necessary by the Servicer pursuant to Section 3.07(d); or

     (f) to reimburse the Servicer (1) for any accrued unpaid Monthly Servicing Fees and (2) for unreimbursed Servicing Advances, including Nonrecoverable Advances, to the extent not otherwise retained. The Servicer's right to reimbursement for Servicing Advances that are not Nonrecoverable Advances shall be limited to late collections on the related Contract, including Liquidation Proceeds, Insurance Proceeds and such other amounts as maybe collected by the Servicer from the related Obligor or otherwise relating to the Contract in respect of which such reimbursed amounts are owed. Except with respect to Nonrecoverable Advances, the Servicer's right to reimbursement for unreimbursed Servicing Advances shall be limited to late collections of interest on any Contract and to Liquidation Proceeds and Insurance Proceeds on related Obligors. In addition, expenses incurred by the Servicer in connection with a defaulted Contract which is subsequently reinstated, worked out or cured, shall be reimbursable to the Servicer as a Nonrecoverable Advance at the time of the cure.

          Since, in connection with withdrawals pursuant to clause (b), the Originator's entitlement thereto is limited to collections or other recoveries on the related Contract, the Servicer shall keep and maintain separate accounting, on a Contract by Contract basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clause.

          Three Business Days before each Payment Date, no later than 1:00 p.m. New York time, the Indenture Trustee shall notify the Servicer of the Interest Deficiency Remedy Amount, if any, payable on the Notes for such Payment Date. Two Business Days before each Payment Date, no later than 1:00 p.m. New York time, the Servicer shall remit to the Indenture Trustee for deposit into the Note Payment Account (i) the Amount Available and (ii) from Amounts Held for Future Distribution, the Interest Deficiency Remedy Amount for such Payment Date.

     Section 3.07. Enforcement.

     (a) The Servicer shall, consistent with customary servicing procedures and the terms of this Agreement, act with respect to the Contracts in such manner as, in the Servicer's reasonable judgment, will maximize the receipt of principal and interest on such Contracts and Liquidation Proceeds with respect to Liquidated Contracts.

     (b) The Servicer may sue to enforce, initiate a replevin action, or collect upon Contracts, in its own name, if possible, or as agent for the Trust.

     (c) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with the Servicer's usual practice. In exercising recourse rights, the Servicer is authorized on the Issuing Entity's and the Indenture Trustee's behalf to reassign the Contract or to resell the related Manufactured Home to the Person against whom recourse exists at the price set forth in the document creating the recourse.

     (d) The Servicer may grant to the Obligor on any Contract any rebate, refund or adjustment out of the Collection Account that the Servicer in good faith believes is required because of prepayment in full of the Contract. The Servicer will not permit any rescission or cancellation of any Contract, except as required by applicable law or regulation or upon the order of any court or other governmental authority asserting jurisdiction in a suit, claim or complaint involving the Contract.

     (e) (i) The Servicer may, consistent with its customary servicing procedures and consistent with Section 3.02, grant to the Obligor on any Contract an extension of payments due under such Contract; provided that, no such extension may extend beyond the final scheduled payment date of the Contract with the latest maturity, and no more than three extensions for any one Contract of payments under a Contract may be granted in any twelve-month period.

Notwithstanding the foregoing, in connection with a Contract that is in default or for which default is imminent, the Servicer may, consistent with the servicing standard described in Section 3.01, waive, modify or vary any term of that Contract (including modifications that change the Contract Rate, forgive the payment of principal or interest or extend the final maturity date of that Contract), accept payment from the related Obligor of an amount less than the Principal Balance in final satisfaction of that Contract, or consent to the postponement of strict compliance with any such term or otherwise grant the indulgence to any Obligor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Noteholders (taking into account any estimated loss that might result absent such action). However, the Servicer shall not extend the maturity of any Contract past the date on which the final payment is due on the latest maturing Contract as of the related Cut-off Date.

     (ii) The Servicer's rights pursuant to Section 3.07(e)(i) shall be limited as set forth below in any month in which a Rolling Average Extension Trigger Event, an Aggregate Long-Term Extension Trigger Event or an Aggregate Rate Modification Trigger Event exists. For any month in which a Rolling Average Trigger Event exists, the Servicer shall notify the Note Insurer two (2) Business Days prior to any proposed Extension with respect to a Contract during such month (not including any Extension in response to a natural disaster). If the Note Insurer does not object to such Extension in writing within two (2) Business Days of receipt of such notice, then the proposed Extension shall be deemed to have been accepted by the Note Insurer. For any month in which an Aggregate Long-Term Extension Trigger Event exists, the Servicer shall notify the Note Insurer two (2) Business Days prior to any proposed [Long-Term] Extension with respect to a Contract during such month. If the Note Insurer does not object to such [Long-Term] Extension in writing within two (2) Business Days of receipt of such notice, then the proposed [Long-Term] Extension shall be deemed to have been accepted by the Note Insurer. For any month in which an Aggregate Rate Modification Trigger Event exists, the Servicer shall notify the
Note Insurer two (2) Business Days prior to any proposed Rate Modification with respect to a Contract during such month. If the Note Insurer does not object to such Rate Modification in writing within two (2) Business Days of receipt of such notice, then the proposed Rate Modification shall be deemed to have been accepted by the Note Insurer.

     (f) The Servicer may enforce any due-on-sale clause in a Contract if such enforcement is called for under its then current servicing policies for obligations similar to the Contracts; provided that such enforcement is permitted by applicable law and will not adversely affect any applicable insurance policy. If an assumption of a Contract is permitted by the Servicer upon conveyance of the related Manufactured Home, the Servicer shall use its best efforts to obtain an assumption agreement in connection therewith and add such assumption agreement to the related Contract File or Land and Home Contract File.

     Section 3.08. Indenture Trustee to Cooperate.

     (a) Upon payment in full of any Contract, the Servicer shall notify the Indenture Trustee, the Note Insurer, the Originator and the Seller on the next succeeding Payment Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 3.05 have been so deposited). The Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the lien on the related real estate and collateral. The Servicer shall determine when a Contract has been paid in full; to the extent that insufficient payments are received on a Contract but are otherwise incorrectly credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds; provided that the Servicer may reimburse itself for such shortfall payment from the Collection Account if the Servicer corrects the error and receives amounts in respect of such shortfall payment from future collections with respect to such Contract.

     (b) From time to time as appropriate for servicing and foreclosure in connection with any Land-and-Home Contract, the Indenture Trustee shall, upon written request of a Servicing Officer and delivery to the Indenture Trustee of a receipt signed by such Servicing Officer, at the expense of the Servicer, cause the original Land-and-Home Contract and the related Land-and-Home Contract File to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. The Indenture Trustee shall stamp the face of each such Land-and-Home Contract to be released to the Servicer with a notation that the Land-and-Home Contract has been assigned to the Indenture Trustee. Upon request of a Servicing Officer, the Indenture Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Note Insurer, the Noteholders' and the Certificateholders' rights and remedies with respect to Contracts. The Indenture Trustee shall not be liable for the performance of any such acts at the request of the Servicer.

     (c) The Servicer's receipt of a Land-and-Home Contract and/or Land-and-Home Contract File shall obligate the Servicer to return the original Land-and-Home Contract and the related Land-and-Home Contract File to the Indenture Trustee when its need by the Servicer has ceased unless the Asset shall be liquidated or repurchased or replaced as described in Section 2.03.

     Section 3.09. Costs and Expenses. All costs and expenses incurred by the Servicer in carrying out its duties hereunder, including all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of defaulted Contracts and repossessions of Manufactured Homes securing such Contracts) shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder, except to the extent specifically provided herein. Furthermore, the Servicer shall be reimbursed out of the Liquidation Proceeds of a Liquidated Contract for Liquidation Expenses incurred by it and if such Liquidation Expenses are deemed Nonrecoverable Advances, the Servicer may reimburse itself as provided in Section 3.06(f). The Servicer shall not incur such Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds on the related Contract.

     Section 3.10. Maintenance of Insurance.

     (a) Except as otherwise provided in subsection (b) of this Section 3.10, the Servicer shall cause to be maintained with respect to each Contract one or more Hazard Insurance Policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue such policies in the state in which the related Manufactured Home is located and in an amount which is not less than the maximum insurable value of such Manufactured Home or the principal balance due from the Obligor on the related Contract, whichever is less; provided, however, that the amount of coverage provided by each Hazard Insurance Policy shall be sufficient to avoid the application of any co-insurance clause contained therein; and provided, further, that such Hazard Insurance Policies may provide for customary deductible amounts. With respect to any Contract, the Servicer shall cause the Originator to obtain (i) a statement from the Obligor's insurance agent or through other information sources that the Manufactured Home was, at the time of origination of the Contract, not in a federally designated special flood hazard area, or (ii) evidence that, at the time of origination, flood insurance was in effect, which coverage was at least equal to the minimum amount specified in the preceding sentence or such lesser amount as may be available under the federal flood insurance program. Each Hazard Insurance Policy caused to be maintained by the Servicer shall contain a standard loss payee clause in favor of the Servicer and its successors and assigns. If any Obligor is in default in the payment of premiums on its Hazard Insurance Policy or Policies, the Servicer shall force place coverage and pay such premiums out of its own funds and may separately add such premium to the Obligor's obligation as provided by the Contract, but shall not add such premium to the remaining principal balance of the Contract. If the Obligor does not reimburse the Servicer for payment of such premiums and the related Contract is liquidated after a default, the Servicer shall be reimbursed for its payment of such premiums out of the related Liquidation Proceeds, and if such advance for insurance premiums is deemed by the Servicer to be nonrecoverable in its reasonable opinion, the Servicer may reimburse itself from the Collection Account for such Nonrecoverable Advance.

     (b) The Servicer may, in lieu of causing individual Hazard Insurance Policies to be maintained with respect to each Manufactured Home pursuant to subsection (a) of this Section 3.10, and shall, to the extent that the related Contract does not require the Obligor to maintain a Hazard Insurance Policy with respect to the related Manufactured Home, maintain one or more blanket insurance policies covering losses on the Obligor's interest in the Contracts resulting from the absence or insufficiency of individual Hazard Insurance Policies. Any such blanket policy shall be substantially in the form and in the amount carried by the Servicer as of the date of this Agreement. The Servicer shall pay the premium for such policy on the basis described therein and shall deposit into the Collection Account from its own funds any deductible amount with respect to claims under such blanket insurance policy relating to the Contracts. The Servicer shall not, however, be required to deposit any deductible amount with respect to claims under individual Hazard Insurance Policies maintained pursuant to subsection (a) of this Section. If the insurer under such blanket insurance policy shall cease to be acceptable to the Servicer, the Servicer shall exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to such policy.

     (c) With respect to each Manufactured Home that has been repossessed in connection with a defaulted Contract, the Servicer shall either (i) maintain one or more Hazard Insurance Policies thereon or (ii) self-insure such Manufactured Homes and deposit into the Collection Account from its own funds any losses caused by damage to such Manufactured Home that would have been covered by a Hazard Insurance Policy.

     (d) The Servicer shall keep in force throughout the term of this Agreement
(i) a policy or policies of insurance covering errors and omissions for failure to maintain insurance as required by this Agreement and (ii) a fidelity bond. Such policy or policies and such fidelity bond shall be in such form and amount as is generally customary among Persons which service a portfolio of manufactured housing installment sales contracts and installment loan agreements having an aggregate principal amount of $100,000,000 or more and which are generally regarded as servicers acceptable to institutional investors.

     Section 3.11. Repossession. Consistently with the standard of care specified in Section 3.02, the Servicer shall commence procedures for the repossession of any Manufactured Home or the foreclosure upon any Mortgaged Property or take such other steps that in the Servicer's reasonable judgment will maximize the receipt of principal and interest or Net Liquidation Proceeds with respect to a delinquent Contract secured by such Manufactured Home or Mortgaged Property (which may include retitling or filing a recorded assignment of the Mortgage) subject to the requirements of the applicable state and federal law. Notwithstanding the standard of care specified in Section 3.02, the Servicer shall commence procedures for the repossession of any Manufactured Home or the foreclosure upon any Mortgaged Property with respect to a Contract, and to liquidate such Manufactured Home or Mortgaged Property, as soon as commercially reasonably practicable after the time when such Contract becomes a Charged off Contract (or sooner in the Servicer's reasonable judgment). Notwithstanding the foregoing provisions of this Section 3.11 or any other provision of this Agreement, with respect to any Contract as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Indenture Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Indenture Trustee, the Trust Estate, the Note Insurer or the Noteholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                    (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the and the Note Insurer to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                    (2) there are no circumstances present at such Mortgaged
               Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the

               Noteholders and the Note Insurer to take such actions with respect to the affected Mortgaged Property.

          The cost of the environmental audit report contemplated by this
Section 3.11 shall be advanced by the Servicer as Servicing Advances, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.06(c) or 3.06(f), as appropriate, such right of reimbursement being prior to the rights of Noteholders to receive any amount in the Collection Account received in respect of the affected Contract or other Contracts.

          If the Servicer determines, as described above, that it is in the best economic interest of the Noteholders and the Note Insurer to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Noteholders and the Note Insurer; provided, however, that the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental audit report, together with the Servicing Advances made by the Servicer and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the Mortgaged Property. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.06(c) or 3.06(f), as appropriate, such right of reimbursement being prior to the rights of Noteholders to receive any amount in the Collection Account received in respect of the affected Contract or other Contracts.

          In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be consistent with Section 3.02. In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, as Indenture Trustee, or, at its election, to its nominee on behalf of the Indenture Trustee, as Indenture Trustee.

     Section 3.12. Subservicing Arrangements. The Servicer may arrange for the subservicing of any Contract by a Subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Contracts in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Contracts include actions taken or to be taken by a subservicer on behalf of the Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and liable to the Issuing Entity, the Indenture Trustee, the Originator, the Seller, the Note Insurer, the Noteholders and the Certificateholders for the servicing and administration of the Contracts in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Contracts. All actions of each subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer. The Servicer hereby appoints Origen Servicing, Inc., as its subservicer. Origen Servicing, Inc. accepts the appointment as subservicer and agrees to service the Contracts in accordance with the terms of this Agreement. The Subservicer shall be entitled to retain from collections on the Contracts pursuant to Section 3.06(f), a subservicing fee equal to the portion of the Monthly Servicing Fee calculated at 1.00% per annum, and shall remit all servicing compensation in excess of such amount to the Servicer. Origen Servicing, Inc. is hereby deemed an acceptable Subservicer for purposes of this Agreement.

          All references to the Servicer in this Agreement shall be deemed to include reference to the Subservicer and the parties to this Agreement shall deal directly with the Subservicer rather than the Servicer. Notwithstanding the foregoing, the parties hereto may and shall be entitled to rely on direction provided by either the Servicer or the Subservicer.

          For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Contracts that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

     Section 3.13. Retitling; Security Interests.

     (a) If, at any time, a Service Transfer has occurred and the new Servicer is unable to repossess or foreclose upon a Manufactured Home because the title document for such Manufactured Home does not show such Servicer or the Indenture Trustee as the holder of the first priority security interest in the Manufactured Home, such Servicer shall take all necessary steps to apply for a replacement title document showing it or the Indenture Trustee as the secured party; provided that the new Servicer shall be reimbursed by the Trust for all reasonable expenses in connection with its responsibilities under this Section 3.13.

     (b) In order to facilitate the Servicer's actions, as described in subsection (a) of this section, Origen Servicing, Inc. will provide the Servicer, and the Servicer will provide the Indenture Trustee, with any necessary power of attorney permitting it to retitle the Manufactured Home.

     (c) If the Servicer is still unable to retitle the Manufactured Home, Origen Servicing, Inc. will take all actions necessary to act with the Servicer to initiate replevin action upon the Manufactured Home, including, as appropriate, the filing of any UCC-1 or UCC-2 financing statements necessary to perfect the security interest in any Manufactured Home that constitutes a fixture under the laws of the jurisdiction in which it is located and all actions necessary to perfect the security interest in any Manufactured Home that is considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located.

     Section 3.14. Payment of Taxes. If the Servicer becomes aware of the nonpayment by an Obligor of a real or personal property tax or other tax or charge which may result in a lien upon a Manufactured Home or Mortgaged Property prior to, or equal to or coordinate with, the lien of the related Contract, the Servicer, consistent with Section 3.02, shall advance, but only to the extent that the Servicer deems, in its sole judgment, such advance recoverable, such taxes or charges to avoid the attachment of any such lien. If the Servicer shall have paid any such real or personal property tax or other tax or charge directly on behalf of an Obligor, the Servicer may separately add such amount to the Obligor's obligation as provided by the Contract, but, for the purposes of this Agreement, may not add such amount to the remaining principal balance of the Contract. If the Servicer shall have repossessed a Manufactured Home or Mortgaged Property on behalf of the Noteholders, the Certificateholders, the Note Insurer and the Indenture Trustee, the Servicer shall advance, but only to the extent that the Servicer, in its sole judgment, deems such advance recoverable, the amount of any such tax or charge arising during the time such Manufactured Home is in the Servicer's possession or title to the Mortgaged Property is in the name of the Servicer (or any Person acting on behalf of the Servicer), unless the Servicer is contesting in good faith such tax or charge or the validity of the claimed lien on such Manufactured Home or Mortgaged Property. If the Obligor does not reimburse the Servicer for payment of such taxes or charges pursuant to this Section 3.14 and the related Contract is liquidated after a default, the Servicer shall be reimbursed for its payment of such taxes or charges out of the related Liquidation Proceeds. If Liquidation Proceeds are insufficient to reimburse the Servicer for any such premiums, the amount of such insufficiency shall constitute, and be reimbursable to the Servicer as, a Nonrecoverable Advance.

     Section 3.15. Annual Statement as to Compliance.

          Not later than March 15th of each calendar year commencing in 2007, the Servicer will deliver to the Indenture Trustee and the Depositor (with a copy to the Note Insurer) an Officers' Certificate (upon which the Indenture Trustee can conclusively rely in connection with its obligations under Section
7.05 of the Indenture) substantially in the form of Exhibit D attached hereto stating, as to each signatory thereof, that (i) a review of the activities of the Servicer and the Subservicer during the preceding calendar year and of performance under this Servicing Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, each of the Servicer and the Subservicer has fulfilled all of its obligations in all material respects under this Servicing Agreement throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Copies of any such statement shall be provided by the Indenture Trustee to any Noteholder and to any Person identified to the Indenture Trustee as a prospective transferee of a Note, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Indenture Trustee.

     Section 3.16. Annual Assessment and Attestation.

     (a) Not later than March 15th of each calendar year, commencing in March 2007, the Servicer shall furnish or otherwise make available to the Indenture Trustee and the Depositor (with a copy to the Note Insurer), a report on an assessment of compliance with the Servicing Criteria that contains (A) a statement by the Servicer of its responsibility for assessing compliance with the Servicing Criteria, (B) a statement that the Servicer used the Servicing Criteria to assess compliance with the Servicing Criteria, (C) the Servicer's assessment of compliance with the Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 8.05, including, if there has been any material instance of noncompliance with the Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on the Servicer's assessment of compliance with the Servicing Criteria as of and for the period ending the end of the fiscal year covered by the 10-K report.

     Not later than March 15th of each calendar year for so long as the Issuing Entity is subject to the Exchange Act reporting requirements, commencing in March 2007, the Indenture Trustee shall furnish or otherwise make available to the Servicer and the Depositor (with a copy to the Note Insurer), a report on an assessment of compliance with the Servicing Criteria that contains (A) a statement by the Indenture Trustee of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (B) a statement that the Indenture Trustee used the Servicing Criteria applicable to it to assess such compliance, (C) the Indenture Trustee's assessment of compliance with the Servicing Criteria applicable to it as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 8.05, including, if there has been any material instance of noncompliance with the Servicing Criteria, and (D) a statement that a registered public accounting firm has issued an attestation report on the Indenture Trustee's assessment of compliance with the Servicing Criteria applicable to it as of and for the period ending the end of the fiscal year covered by the 10-K report.

     (b) Not later than March 15th of each calendar year, commencing in March 2007, the Servicer shall cause a registered public accounting firm (which may also render other services to the Subservicer, the Servicer, the Indenture Trustee, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish an attestation report to the Depositor (with a copy to the Note Insurer), to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party's compliance with the Servicing Criteria was fairly stated in all material respects. Such report must be available for general use and not contain restricted use language.

     Not later than March 15th of each calendar year, commencing in March 2007, the Indenture Trustee shall cause a registered public accounting firm (which may also render other services to the Subservicer, the Servicer or the Depositor, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish an attestation report to the Depositor (with a copy to the Note Insurer), to the effect that (i) it has obtained a representation regarding certain matters from the Indenture Trustee, which includes an assertion that the Indenture Trustee has complied with the Servicing Criteria applicable to it, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party's compliance with the Servicing Criteria was fairly stated in all material respects. Such report must be available for general use and not contain restricted use language.

     Section 3.17. Optional Redemption.

     (a) The Servicer shall have the option to purchase all outstanding Contracts on any Payment Date on or after the Payment Date (with the consent of the Note Insurer if such purchase would result in a claim on the Policy or would result in any amount owing to the Note Insurer under the Insurance Agreement remaining unpaid) on which the Pool Principal Balance is less than or equal to 20% of the Cut-off Date Pool Balance. The aggregate redemption price for the Contracts will be equal to the greatest of (a) the sum of: (i) 100% of the Principal Balance of each Contract, other than any Contract as to which the related Manufactured Home has been repossessed and whose fair market value is included in clause (ii) hereof, and (ii) the fair market value of any acquired property, as determined by the Servicer, and (b) the aggregate fair market value of all assets of the Trust Estate (as determined by the Servicer), in each case plus any unpaid Interest Payment Amounts on each Class of Notes and all amounts owed to the Note Insurer, the Indenture Trustee, the Custodian and the Swap Provider at such time; and (c) the unpaid Outstanding Principal Balance of the Notes and all unpaid interest on the Notes, including Available Funds Cap Carry-Forward Amounts (the "Redemption Price"). If the determination of the fair market value of the Contracts shall be required to be made by the Servicer as provided above, (A) such appraisal shall be obtained at no expense to the Indenture Trustee and (B) the Indenture Trustee may conclusively rely on, and shall be protected in relying on, such appraisal.

     The Redemption Price deposited by the Servicer will be paid to all outstanding Noteholders on the Payment Date occurring in the month following the date of redemption. The Servicer must give the Indenture Trustee, the Auction Agent and DTC at least 30 days' prior notice of its intent to exercise this option. No optional redemption may be effected unless all amounts due and unpaid to the Note Insurer, the Indenture Trustee, the Custodian and the Swap Provider (including any Swap Termination Payments) are paid in full, and no optional redemption may be effected if it would result in a draw on the Policy, without the written consent of each party not paid in full.

     (b) On any Payment Date after August 2009, if the Note Balance of the Class A-1 Notes has been reduced to zero, the Issuing Entity will be permitted to call the Class A-2 Notes, and the Holders will be required to tender their Notes in exchange for the redemption price equal to the outstanding principal balance plus all accrued and unpaid interest thereon, including Available Funds Cap Carry-Forward Amounts, provided that no such call may be effected unless all amounts owed to the Swap Provider (including any Swap Termination Payments) at such time are paid in full, and (except with the Note Insurer's consent) unless all amounts owed to the Note Insurer are paid in full and the call would not result in a draw on the Policy. In addition, it will be a condition precedent to the exercise of the option redemption as described in this Section 3.17(b) that the Note Insurer will have received the Insurer Call Premium (as described in the Premium Letter) if any is then due and owing pursuant to the Premium Letter.

     (c) In order to exercise the foregoing option, the Servicer shall provide written notice of its exercise of such option to the Indenture Trustee, the Swap Provider, the Note Insurer and the Owner Trustee at least 30 days prior to its exercise. In addition, the Servicer shall, not less than one Business Day prior to the proposed Payment Date on which such redemption is to be made, deposit the Redemption Price specified in (a) above with the Indenture Trustee.

     Section 3.18. Net Contract Rate. Promptly after each Rate Determination Date, the Servicer shall report the applicable Net Contract Rate to the Auction Agent and the Indenture Trustee.

                                   ARTICLE IV

                              SERVICING CERTIFICATE

     Section 4.01. Electronic Files.

     (a) No later than 1:00 p.m. on the fourth Business Day prior to each Payment Date, the Servicer shall deliver to the Indenture Trustee, with a copy to Citigroup Global Markets Inc. as underwriter of the Notes, the Electronic File referred to in Section 3.04(c).

     (b) With the delivery of each Electronic File pursuant to Section 4.01 (a), the Servicer shall be deemed to certify as to the accuracy of the Electronic File and that no Servicer Event of Default or event that with notice or lapse of time or both would become an Servicer Event of Default has occurred, or if such event has occurred and is continuing, specifying the event and its status.

     Section 4.02. Reserved.

                                    ARTICLE V

                                  THE SERVICER

     Section 5.01. Liability of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer or the Subservicer herein.

     Section 5.02. Merger or Consolidation of or Assumption of the Obligations of the Servicer. Any Person into which the Servicer maybe merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor servicer shall satisfy all the requirements of an Eligible Servicer and such merger or consolidation could not reasonably be expected to result in a material adverse change with respect to the Servicer, unless approved by the Note Insurer.

     Section 5.03. Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust, the Indenture Trustee, the Noteholders or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Servicer or by reason of its reckless disregard of its obligations and duties of the Servicer hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Notes or the Certificates, other than any loss, liability or expense related to any specific Contract or Contracts (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder; and such indemnity/hold harmless amounts as provided for in this sentence shall be payable only pursuant to Section 8.02 (xi) of the Indenture after payments to the Noteholders for the related Payment Date. The Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders or the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor only after payments to the Notes for the related Payment Date. The Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Servicer solely in its capacity as Servicer hereunder and in no other capacities.

     Section 5.04. Servicer Not to Resign. Subject to the provisions of Section 5.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement, or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Indenture Trustee and the Note Insurer in writing and such proposed successor servicer is reasonably acceptable to the Indenture Trustee and the Note Insurer; and (b) each Rating Agency shall have delivered a letter to the Indenture Trustee and the Note Insurer prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer, as applicable, hereunder will not result in the reduction or withdrawal of the then current rating of any Class of the Notes (without regard to the Policy); provided, however, that no such resignation by the Servicer under (i) or (ii) above shall become effective until such successor servicer shall have assumed the Servicer's responsibilities and obligations hereunder in accordance with this Agreement or the Indenture Trustee shall have designated a successor servicer in accordance with Section 6.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 or this Article V as specified as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause
(i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Note Insurer.

     Section 5.05. Delegation of Duties. The Servicer may not sell or assign its rights and duties as Servicer hereunder, except as expressly provided for herein, provided that the Servicer may pledge or assign the right to receive all or any portion of the Monthly Servicing Fee payable to it and/or reimbursements for Outstanding Amounts Advanced and (without duplication) Nonrecoverable Advances.

     Section 5.06. Rights of the Issuing Entity in Respect of the Servicer. The Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Issuing Entity, the Note Insurer and the Indenture Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Servicer (and any such Sub-Servicer) in respect of the Servicer's rights and obligations hereunder and access to officers of the Servicer (and those of any such Sub-Servicer) responsible for such obligations. The Issuing Entity may, but is not obligated to, enforce the obligations of the Servicer under this Servicing Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer under this Servicing Agreement or exercise the rights of the Servicer under this Servicing Agreement; provided that the Servicer shall not be relieved of any of its obligations under this Servicing Agreement by virtue of such performance by the Issuing Entity or its designee. The Issuing Entity shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Servicing Agreement or otherwise.

     Section 5.07. Indemnification. The Servicer shall indemnify and hold harmless the Trust, the Owner Trustee, the Note Insurer and the Indenture Trustee and their officers, directors, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's or the Subservicer's willful misfeasance, bad faith or negligence in the performance of its activities in servicing or administering the Contracts pursuant to this Agreement or arising out of a breach of any representation or warranty, including, but not limited to, any judgment, award, settlement, reasonable fees of counsel of its selection and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer's or the Subservicer's willful misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section 5.07 shall survive termination of this Agreement.

                                   ARTICLE VI

                                     DEFAULT

     Section 6.01. Servicer Events of Default.

          "Servicer Event of Default," wherever used herein, means any one of the following events:

     (a) The failure by the Servicer to deposit in the Note Payment Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Indenture Trustee (to the extent it has written or actual notice of such failure) or to the Servicer and the Indenture Trustee by the Note Insurer or by Noteholders of at least 25% of the aggregate Note Balances of the Notes;

     (b) Failure on the Servicer's part duly to observe or perform in any material respect any covenant or agreement in this Agreement (other than a covenant or agreement which is elsewhere in this Section specifically dealt with) which continues unremedied for 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee (to the extent it has written or actual notice of such failure) or to the Servicer and the Indenture Trustee by the Note Insurer or by Noteholders of at least 25% of the aggregate Note Balances of the Notes;

     (c) A court or other governmental authority having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, as the case may be, or for any substantial liquidation of its affairs, and such order remains undischarged and unstayed for at least 60 days;

     (d) The Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

     (e) So long as the Originator is an affiliate of the Servicer, any failure of the Originator, to repurchase, or substitute an Eligible Substitute Contract for, any Contract as required by Section 2.03 of the Servicing Agreement and
Section 3.7(b) of the Contract Purchase Agreement, respectively.

     (f) for any Payment Date, (i) the Average Sixty Day Delinquency Ratio exceeds 7.75%; (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date and as of the Payment Date exceed the following percentages as of the Cut-off Date: Payment Dates commencing September 2010 to and including March 2012, 8.00%, Payment Dates commencing April 2012 to and including March 2013, 10.25%, Payment Dates commencing April 2013 to and including March 2014, 12.75% and each Payment Date thereafter, 15.25%; or (iii) the Current Realized Loss Ratio exceeds 5.25%; or

     (g) for any Payment Date when the outstanding principal balance of the Contracts secured by manufactured housing units located in California comprise 55.00% or more of the Pool Principal Balance with respect to such Payment Date,
(i) the Average Sixty Day Delinquency Ratio exceeds 7.50%; (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date and as of the Payment Date exceed the following percentages as of the Cut-off Date: Payment Dates commencing September 2010 to and including March 2012, 8.00%,

Payment Dates commencing April 2012 to and including March 2013, 10.25%, Payment Dates commencing April 2013 to and including March 2014, 12.50% and each Payment Date thereafter, 15.00%; or (iii) the Current Realized Loss Ratio exceeds 5.25%.

     (h) a breach of any of the following financial covenants: (i) the ratio of Liabilities Net of Securitization Liabilities to Assets Net of Securitized Assets shall not exceed 15 to 1 as of the end of any fiscal quarter of the Servicer; (ii) the Servicer's Net Worth plus amounts paid to shareholders representing returns of capital shall not be lower than $140,000,000 as of the end of any fiscal quarter of the Servicer; and (iii) the Servicer's Net Worth shall not be lower than $100,000,000 as of the end of any fiscal quarter of the Servicer.

     (i) a claim is made under the Policy.

     In the event that any of the above events occurs with respect to the Subservicer, the Servicer shall immediately terminate the Subservicer as subservicer under this Agreement.

     Section 6.02. Transfer.

     (a) If a Servicer Event of Default has occurred and is continuing, the Controlling Party may direct the Indenture Trustee to terminate all (but not less than all) of the Servicer's management, administrative, servicing and collection functions as provided herein (such termination being herein called a "Service Transfer"). The Indenture Trustee shall take any such action at the direction of the Controlling Party. On receipt of such notice (or, if later, on a date designated therein), or upon resignation of the Servicer in accordance with Section 5.04, all authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files, the Land and Home Contract Files or otherwise (except with respect to the Collection Account, the transfer of which shall be governed by Section 6.06), shall pass to and be vested in the successor servicer pursuant to and under this Section 6.02; and, without limitation, the successor servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the responsibilities and rights of the Servicer as provided hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account pursuant to Section 6.06, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts. The Servicer shall be entitled to receive any other amounts which are payable to the Servicer under this Agreement, at the time of the termination of its activities as Servicer. The Servicer shall transfer to the successor servicer (i) the Servicer's records relating to the Contracts in such electronic form as the new servicer may reasonably request and (ii) any Contracts, Contract Files and Land and Home Contract Files in the Servicer's possession. Any and all costs and expenses incurred by the successor servicer in connection with the transfer of servicing functions as provided herein, including, without limitation, the cost of delivering the Contracts and related files to the successor servicer, shall be paid by the initial Servicer within 10 days following invoice therefor, and to the extent not paid in a timely manner, the successor servicer shall be reimbursed as provided in clause (b) of this Section
6.02. The successor servicer shall not be liable to and shall be held harmless by the Issuing Entity, the Noteholders, the Certificateholders, the Seller, the Originator, the Depositor, the Indenture Trustee and the initial Servicer for any and all claims arising from or related to (i) any missing or lost Contracts, Contract Files or related documents or
(ii) any inaccurate, incomplete or missing information reasonably necessary for the servicing of the Contracts, which is not the direct result of the willful misfeasance or negligence of the successor servicer.

     (b) On or before the Closing Date the Servicer shall deposit into an account (the "Reserve Account") maintained with the Indenture Trustee an amount equal to $50,000. The Reserve Account shall not be a trust account. In the event that, upon a Service Transfer, any and all costs and expenses incurred by the successor servicer in connection with the transfer of servicing functions as provided herein, including, without limitation, the cost of delivering the Contracts and related files to the successor servicer, are not paid by the initial Servicer within 10 days following invoice therefor, and to the extent not paid in a timely manner, the successor servicer shall forward such invoice to the Indenture Trustee and the Indenture Trustee shall reimburse the successor servicer from amounts on deposit in the Reserve Account, to the extent of available funds. If amounts on deposit in the Reserve Account are not sufficient therefor, the successor servicer may reimburse itself for such costs and expenses from the Collection Account. The successor servicer shall promptly notify the Indenture Trustee upon reimbursement of all invoiced costs and expenses regardless of the source of reimbursement. Upon the earlier to occur of
(i) reimbursement to the successor servicer of all invoiced costs and expenses incurred in connection with a Service Transfer, or (ii) the final Payment Date with respect to the Notes, any amounts on deposit in the Reserve Account shall be remitted to the initial Servicer by the Indenture Trustee.

     Section 6.03. Appointment of Successor Servicer. The Indenture Trustee shall send written notification of any Service Transfer or any resignation of the Servicer in accordance with Section 5.04, within one Business Day after the Indenture Trustee obtains actual knowledge thereof. If the Servicer is legally unable so to act, the Indenture Trustee, at the direction of the Controlling Party, may appoint, or the Controlling Party may direct the Indenture Trustee to appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder provided that, in the absence of an Insurer Default, any such successor Servicer shall be acceptable to the Note Insurer, as evidenced by the
Note Insurer's prior written consent. Pending appointment of a successor to the Servicer hereunder, the Servicer shall act in such capacity until a successor servicer assumes such responsibilities, duties or liabilities. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Contracts as it and such successor shall agree; provided, however, that no such monthly compensation shall, without the written consent of the Note Insurer (or if an Insurer Default has occurred and is continuing of 100% of the Noteholders), exceed the Monthly Servicing Fee. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession as provided herein. Any successor servicer shall be entitled to rely upon the representations, warranties and covenants made by the Originator, the Seller, the Depositor, the Issuing Entity, the Indenture Trustee, the Owner Trustee and the initial Servicer set forth in this Agreement and any related document including the Basic Documents, and any successor servicer shall be held harmless by the Issuing Entity, the Seller, the Originator, the Depositor, the Indenture Trustee and the initial Servicer, severally and not jointly for any and all claims, liabilities, obligations, losses, damages, payments costs or expenses (including reasonable attorneys' fees) of any kind whatsoever incurred by the successor servicer arising from or related to any breach, inaccuracy, default or nonperformance of such representations, warranties or covenants of the Issuing Entity, the Seller, the Originator, the Indenture Trustee or the initial Servicer, as the case may be, as set forth herein or in any related document or agreement, including the Basic Documents.

     Section 6.04. Notification to Noteholders.

     (a) Promptly following the occurrence of any Servicer Event of Default, the Servicer shall give written notice thereof to the Indenture Trustee, the Rating Agencies, the Note Insurer and the Noteholders at their respective addresses appearing on the Note Register.

     (b) Within ten days following any termination or appointment of a successor to the Servicer pursuant to this Article VI, the Indenture Trustee shall give written notice thereof to the Rating Agencies, the Note Insurer and the Noteholders at their respective addresses appearing on the Note Register.

     (c) The Indenture Trustee shall give written notice to the Rating Agencies and the Note Insurer prior to the date upon which any Eligible Servicer (other than the Indenture Trustee) is to assume the responsibilities of Servicer pursuant to Section 6.03, naming such successor servicer.

     Section 6.05. Effect of Transfer.

     (a) After the Service Transfer, the successor servicer or new Servicer shall notify Obligors to make payments directly to the new Servicer that are due under the Contracts after the effective date of the Service Transfer.

     (b) After the Service Transfer, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Contracts except as provided herein and the successor servicer shall have all of such obligations except as provided herein and the replaced Servicer will transmit or cause to be transmitted directly to the successor servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the successor servicer to collect them) received as payments upon or otherwise in connection with the Contracts. In any event, the initial Servicer shall remain obligated to fulfill its indemnity and hold harmless obligations following a Service Transfer or termination of this Agreement.

     (c) A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer pursuant to Section 5.07) other than those relating to the management, administration, servicing or collection of the Contracts following the effective Service Transfer. Upon and following a Servicer Transfer and commencement of servicing by the successor servicer, the initial Servicer shall have no further rights to the Monthly Servicing Fee, other than any accrued and unpaid Monthly Servicing Fee due to the initial Servicer as of such date.

     Section 6.06. Transfer of Collection Account. Notwithstanding the provisions of Section 6.02, if the Collection Account shall be maintained with the Servicer and a Servicer Event of Default shall occur and be continuing, the Servicer shall, after five days' written notice from the Indenture Trustee and the Note Insurer, or in any event within ten days after the occurrence of the Servicer Event of Default, establish an Eligible Account with an institution other than the Servicer and promptly transfer all funds in the Collection Account to such new account, which shall thereafter be deemed the Collection Account for the purposes hereof. Upon a Service Transfer, the Collection Account shall be transferred to an Eligible Account as directed by the successor servicer.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     Section 7.01. Amendment. This Servicing Agreement may be amended from time to time by the parties hereto without the consent of the Noteholders but with the prior written consent of the Note Insurer (for so long as the Policy is outstanding), provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Notes or the rating then assigned to the Notes. None of the Basic Documents shall be amended or modified so as to adversely affect the rights or impose additional obligations upon the Servicer without the express written consent of the Servicer.

     Section 7.02. GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:

     (a) in the case of the Servicer:   Origen Financial L.L.C.
                                        Origen Servicing, Inc.
                                        27777 South Franklin Road
                                        Suite 1700
                                        Southfield, Michigan 48034
                                        Attention: Ronald A. Klein,
                                        Mark Landschulz and W. Anderson Geater

     (b) in the case of Rating
         Agencies:                      Moody's Investors Service, Inc.
                                        4th Floor
                                        99 Church Street
                                        New York, New York 10007
                                        Attention: Residential Mortgage
                                        Monitoring Unit

                                        Standard & Poor's, a division of The
                                        McGraw-Hill Companies, Inc.

                                        By electronic mail to:
                                        Servicer_reports@sandp.com

                                        With copy to:
                                        Standard & Poor's
                                        55 Water Street - 41st Floor
                                        New York, New York 10041
                                        Attention: Asset Backed Surveillance
                                        Group

     (c) in the case of the Owner
         Trustee, the Corporate Trust
         Office:                        Wilmington Trust Company
                                        Rodney Square North
                                        1100 North Market Street
                                        Wilmington, Delaware 19890
                                        Attention: Corporate Trust
                                        Administration

     (d) in the case of the Issuing
         Entity, to Origen
         Manufactured Housing
         Contract Trust 2006-A:         Origen Servicing, Inc.
                                        27777 South Franklin Road
                                        Suite 1700
                                        Southfield, Michigan 48034
                                        Attention: Ronald A. Klein,
                                        Mark Landschulz and W. Anderson Geater

     (e) in the case of the Indenture
         Trustee:                       JPMorgan Chase Bank, N.A.
                                        227 W. Monroe Street, 26th Floor
                                        Chicago, Illinois 60606
                                        Attention: Institutional Trust Services,
                                        Origen 2006-A

     (f) in the case of the Note
         Insurer:                       Ambac Assurance Corporation
                                        One State Street Plaza, 19th Floor
                                        New York, New York 10004
                                        Attention: Risk Management,
                                        Consumer Asset-Backed Securities
                                        Origen 2006-A

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

     Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Notes or the rights of the Noteholders thereof.

     Section 7.05. Third-Party Beneficiaries. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns. The Note Insurer and its successor and assigns will be a third-party beneficiary to the provisions of this Servicing Agreement and will be entitled to rely upon and directly enforce such provisions of this Servicing Agreement. Except as otherwise provided in this Servicing Agreement, no other Person shall have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuing Entity under this Servicing Agreement.

     Section 7.06. Counterparts. This instrument maybe executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 7.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 7.08. Termination. The respective obligations and responsibilities of the Servicer and the Issuing Entity created hereby shall terminate (except as provided herein) upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof.

     Section 7.09. No Petition. The Servicer, by entering into this Servicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuing Entity, or join in any institution against the Issuing Entity, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuing Entity. This section shall survive the termination of this Servicing Agreement by one year.

     Section 7.10. No Recourse. The Servicer acknowledges that no recourse maybe had against the Issuing Entity, except as may be expressly set forth in this Servicing Agreement.

     Section 7.11. Indenture Trustee Rights. The Indenture Trustee shall be entitled to the same rights, protections, indemnities and immunities afforded to it under the Indenture as if specifically set forth herein.

     Section 7.12. Rights of the Note Insurer to Exercise Rights of Noteholders. Notwithstanding anything to the contrary in this Agreement, by accepting its Class A Note, each Noteholder agrees that, the Note Insurer is an express third party beneficiary of this Servicing Agreement and shall, have the right to exercise all rights of the Noteholders as specified under this Servicing Agreement as if it were a party hereto without any further consent of the Noteholders for so long as it is the Controlling Party.

     Section 7.13. Reports to Note Insurer. The Seller, the Servicer and the Indenture trustee, as applicable shall provide copies to the Note Insurer of all statements, reports and notices delivered under this Servicing Agreement to any other party hereto, and Rating Agency or any Noteholder or Certificateholder.

                                  ARTICLE VIII

                   DUTIES OF THE SUBSERVICER AS ADMINISTRATOR

     Section 8.01. Administrative Duties.

     (a) Duties with Respect to the Indenture and the Auction Agent Agreement. The Subservicer as administrator (the "Administrator") shall perform all its duties and the duties of the Issuing Entity under the Indenture and the Auction Agent Agreement. In addition, the Administrator shall consult with the Owner Trustee as the Administrator deems appropriate regarding the duties of the Issuing Entity under the Indenture and the Auction Agent Agreement. The Administrator shall monitor the performance of the Issuing Entity and shall advise the Owner Trustee when action is necessary to comply with the Issuing Entity's duties under the Indenture and the Auction Agent Agreement. The Administrator shall prepare for execution by the Issuing Entity or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity to prepare, file or deliver pursuant to the Indenture and the Auction Agent Agreement. In furtherance of the foregoing, the Administrator shall take all necessary action that is the duty of the Issuing Entity to take pursuant to the Indenture and the Auction Agent Agreement.

     (b) Duties with Respect to the Issuing Entity.

          (i) In addition to the duties of the Administrator set forth in this Servicing Agreement or any of the Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuing Entity or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to this Servicing Agreement or any of the Basic Documents or under state and federal tax and securities laws (including, but not limited to, UCC filings in applicable jurisdictions and annual compliance certificates, if any), and shall take all appropriate action that it is the duty of the Issuing Entity to take pursuant to this Servicing Agreement or any of the Basic Documents. In accordance with the directions of the Issuing Entity or the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Notes (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuing Entity, the Indenture Trustee or the Owner Trustee.

          (ii) In carrying out the foregoing duties or any of its other obligations under this Servicing Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Administrator's opinion, no less favorable to the Issuing Entity in any material respect than with terms made available to unrelated third parties.

     (c) Tax Matters. The Administrator shall prepare and file on behalf of the Owner Trustee or the Issuing Entity, all tax returns (if any) and information reports, tax elections and such annual or other reports of the Issuing Entity as are necessary for preparation of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, other than each Form 1099 which shall be prepared by the Indenture Trustee.

     (d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action pursuant to this Article V in unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee, the Note Insurer and the Indenture Trustee of the proposed action and the Owner Trustee, the Note Insurer and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

          (A) the amendment of or any supplement to the Indenture;

          (B) the initiation of any claim or lawsuit by the Issuing Entity and the compromise of any action, claim or lawsuit brought by or against the Issuing Entity (other than in connection with the collection of the Contracts);

          (C) the amendment, change or modification of this Servicing Agreement or any of the Basic Documents to which the Indenture Trustee or the Owner Trustee, as applicable, is a party;

          (D) the appointment of successor Certificate Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor servicers or the consent to the assignment by the Certificate Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

          (E) the removal of the Indenture Trustee.

     (e) Subservicer Shall Act as Administrator. By execution of this Agreement, the Subservicer agrees to be bound as Administrator and shall perform the obligations of the Administrator as described herein. Upon the occurrence of a Service Transfer, the Servicer shall continue to act as "Administrator" hereunder unless a successor Administrator is appointed by 100% of the holders of the Owner Trust Certificates with the prior written consent of the Note Insurer (in the absence of an Insurer Default) and notice of such appointment is promptly given to the Successor Servicer and the Indenture Trustee.

     Section 8.02. Records. The Administrator shall maintain appropriate books of account and records relating to services performed under this Servicing Agreement, which books of account and records shall be accessible for inspection by the Issuing Entity, the Indenture Trustee and the Owner Trustee at any time during normal business hours.

     Section 8.03. Additional Information to be Furnished. The Administrator shall furnish to the Issuing Entity, the Note Insurer, the Indenture Trustee and the Owner Trustee from time to time such additional information regarding the Contracts and the Notes as the Issuing Entity, the Note Insurer, the Indenture Trustee or the Owner Trustee shall reasonably request.

     Section 8.04. No Recourse to Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company individually or personally, but solely as Owner Trustee of Origen Manufactured Housing Contract Trust 2006-A, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or any other related documents.

     Section 8.05. Exchange Act Reporting.

     (a) (i) Within 15 days after each Payment Date for so long as the Issuing Entity is subject to the Exchange Act reporting requirements, the Indenture Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 10-D, signed by the Servicer, with a copy of the monthly statement to be furnished by the Indenture Trustee to the Noteholders for such Payment Date pursuant to
Section 7.05 of the Indenture (the "Monthly Statement"); provided that the Indenture Trustee shall have received no later than four (4) Business Days prior to the related Payment Date (the "Servicer Reporting Date"), all information required to be provided to the Indenture Trustee as described below. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be approved by the Depositor.

          (ii) Within five (5) calendar days after the related Servicer Reporting Date, (A) the Servicer and Administrator shall provide to the Indenture Trustee and the Depositor, to the extent known, in EDGAR-compatible format at the following email address:
     sf_sec@jpmorgan.com with respect to the Indenture Trustee, or in such other form as otherwise agreed upon by the Indenture Trustee and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (B) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Indenture Trustee in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

          (iii) After preparing the Form 10-D, the Indenture Trustee shall forward electronically a draft copy of the Form 10-D to the Depositor and the Servicer for review. No later than two (2) Business Days prior to the 15th calendar day after the related Payment Date, either the Depositor or a senior officer of the Servicer in charge of the servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Indenture Trustee. For administrative convenience, the Depositor or the Servicer may deliver executed signature pages to the Indenture Trustee to be held by the Indenture Trustee in escrow and attached to a Form 10-D only upon such Depositor's or Servicer's electronic notification to the Indenture Trustee authorizing such attachment. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Indenture Trustee will follow the procedures set forth in Section 8.05(g). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Servicer will make available on its internet website a final executed copy of each Form 10-D. The signing party at the Depositor or the Servicer can be contacted as set forth in Section
     7.03. The parties to this Agreement acknowledge that the performance by the Indenture Trustee of its duties under the Section 8.05(a) related to the timely preparation and filing of Form 10-D is contingent upon all parties strictly observing all applicable deadlines in the performance of their duties under this Agreement. The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Indenture Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

     (b) (i) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event") for so long as the Issuing Entity is subject to the Exchange Act reporting requirements, the Indenture Trustee shall prepare and file on behalf of the Issuing Entity any Form 8-K prepared by the Depositor, as required by the Exchange Act; provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Notes; provided further, that the Indenture Trustee shall only be responsible for filing such Form 8-K if the Indenture Trustee has been notified by the Depositor of the necessity therefore and provided with the disclosure to be included therein. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be prepared by the Depositor.

          (ii) For so long as the Issuing Entity is subject to the Exchange Act reporting requirements, no later than 12:00 p.m. New York time on the 2nd Business Day after the occurrence of a Reportable Event (i) the Servicer and Administrator shall provide to the Indenture Trustee and the Depositor, to the extent known, in EDGAR-compatible format at the following email address: sf_sec@jpmorgan.com with respect to the Indenture Trustee, or in such other form as otherwise agreed upon by the Indenture Trustee and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Indenture Trustee in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

          (iii) No later than the end of business New York City time on the 3rd Business Day after the Reportable Event, either the Depositor or a senior officer of the Servicer in charge of the servicing function shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Indenture Trustee. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Indenture Trustee will follow the procedures set forth in Section 8.05(g). Promptly (but no later than 1 Business Day) after filing with the Commission, the Servicer will, make available on its internet website a final executed copy of each Form 8-K. The signing party at the Depositor or the Servicer can be contacted as set forth in Section 7.03. The parties to this Agreement acknowledge that the performance by the Indenture Trustee of its duties under this Section 8.05(b) related to the timely preparation and filing of Form 8-K is contingent upon all parties strictly observing all applicable deadlines in the performance of their duties under this Agreement. The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Indenture Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

     (c) (i) Within 90 days after the end of each fiscal year of the Issuing Entity or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Issuing Entity ends on December 31st of each year) for so long as the Issuing Entity is subject to the Exchange Act reporting requirements, commencing in March 2007, the Indenture Trustee shall prepare and file on behalf of the Issuing Entity a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Indenture Trustee within the applicable time frames set forth in this Agreement, (1) an annual compliance statement of the Servicer and any subservicer, as described under Section 3.15, (2) the annual reports on assessment of compliance with Servicing Criteria for the Servicer, each subservicer and each subcontractor materially participating in servicing functions, each servicing function participant, the Indenture Trustee and each custodian, as described under Section 3.16(a), (3) the registered public accounting firm attestation report for the Servicer and the Indenture Trustee, as described under Section 3.16(b), which shall identify any material instance of noncompliance, and (4) a Sarbanes-Oxley Certification as described in this
Section 8.05 (c)(iv) below. Any disclosure or information in addition to (1) through (4) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be determined and prepared by and approved by the Depositor.

          (ii) No later than March 5th of each year that the Issuing Entity is subject to the Exchange Act reporting requirements, commencing in 2007, (1) the Servicer and Administrator shall provide to the Indenture Trustee and the Depositor, to the extent known, in EDGAR-compatible format at the following email address: sf_sec@jpmorgan.com with respect to the Indenture Trustee, or in such other form as otherwise agreed upon by the Indenture Trustee and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Indenture Trustee in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.

          (iii) After preparing the Form 10-K, the Indenture Trustee shall forward electronically a draft copy of the Form 10-K to the Depositor and the Servicer for review. No later than 12:00 p.m. New York time on the 4th Business Day prior to the 10-K Filing Deadline, either the Depositor or a senior officer of the Servicer in charge of the servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Indenture Trustee. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Indenture Trustee will follow the procedures set forth in Section 8.05(g). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Servicer will make available on its internet website a final executed copy of each Form 10-K. The signing party at the Depositor or the Servicer can be contacted as set forth in Section 7.03. The parties to this Agreement acknowledge that the performance by the Indenture Trustee of its duties under this Section 8.05(c) related to the timely preparation and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Agreement. The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Indenture Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

          (iv) Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification"), in the form attached hereto as Exhibit C-1, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Servicer and the Indenture Trustee, shall and the Servicer shall cause any subservicer or subcontractor engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 15 of each year in which the Issuing Entity is subject to the reporting requirements of the Exchange Act, a certification (each, a "Back-Up Certification"), in the form attached hereto as Exhibit C-2, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Servicer shall serve as the Certifying Person on behalf of the Issuing Entity. Such officer of the Certifying Person can be contacted as set forth in Section 7.03. In the event the Indenture Trustee is terminated or resigns pursuant to the terms of this Agreement, the Indenture Trustee shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 8.05(c) with respect to the period of time it was subject to this Agreement.

     (d) With respect to any Additional Form 10-D Disclosure or Additional From 10-K Disclosure (collectively, the "Additional Disclosure") relating to the Trust Estate, the Indenture Trustee's obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the Servicer, Administrator and Depositor, as and when required as described in this
Section 8.05. Each of the Servicer, Administrator and Depositor hereby agree to notify and provide to the extent known all Additional Disclosure relating to the Trust Estate to the Indenture Trustee and the Depositor.

     (e) With respect to any Form 8-K Disclosure Information (collectively, the "8-K Additional Disclosure") relating to the Trust Estate, the Depositor's obligation to include such 8-K Additional Information in the applicable Exchange Act report provided by it to the Indenture Trustee is subject to receipt from the Servicer or Administrator, as and when required as described in this Section
8.05. Each of the Servicer, Administrator, and Depositor hereby agree to notify and provide to the extent known all 8-K Additional Disclosure relating to the Trust Estate to the Indenture Trustee and the Depositor.

     (f) On or prior to January 30 of the first year in which the Indenture Trustee is able to do so under applicable law, the Indenture Trustee shall file a Form 15 relating to the automatic suspension of reporting in respect of the Issuing Entity under the Exchange Act.

     (g) In the event that the Indenture Trustee is unable to timely file with the Commission all or any required portion of any Form 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Indenture Trustee will immediately notify the Depositor and the Servicer. In the case of Form 10-D and 10-K, the Depositor, Servicer and Indenture Trustee will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Depositor will, upon receipt of all required Form 8-K Disclosure Information provide such Form 8-K Disclosure Information to the Indenture Trustee for inclusion on the next Form 10-D. In the event that any previously filed Form 10-D or 10-K needs to be amended, the Indenture Trustee (to the extent of actual knowledge) will notify the Depositor and the Servicer and such parties will cooperate to prepare any necessary 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer of the Servicer. The Depositor and Servicer acknowledge that the performance by the Indenture Trustee of its duties under this Section 5.18(g) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 10-D or 10-K is contingent upon the Servicer and the Depositor performing their duties under this Section. The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 10-D or 10-K, where such failure results from the Indenture Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (h) The Depositor agrees to promptly furnish to the Indenture Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreements, the other Basic Documents or the Contracts as is necessary for the preparation and filing of all required reports with the Commission. The Indenture Trustee shall have no responsibility to file any items other than those specified in this Section 8.05; provided, however, the Indenture Trustee will cooperate with the Depositor in connection with any additional filings with respect to the Issuing Entity as the Depositor deems necessary under the

Exchange Act. Copies of all reports filed by the Indenture Trustee under the Exchange Act shall be sent to the Depositor.

     Section 8.06. Indemnification.

          The Administrator shall indemnify and hold harmless the Trust, the Owner Trustee, the Note Insurer and the Indenture Trustee and their officers, directors, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Administrator's willful misfeasance, bad faith or negligence in the performance of its activities pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable fees of counsel of its selection and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Administrator's willful misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section 8.06 shall survive termination of this Agreement.

     IN WITNESS WHEREOF, the Servicer, the Subservicer, the Issuing Entity and the Indenture Trustee have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                        ORIGEN FINANCIAL L.L.C.,
                                        as Servicer


                                        By: /s/ W. Anderson Geater, Jr.
                                            ------------------------------------
                                        Name: W. Anderson Geater, Jr.
                                        Title: Chief Financial Officer


                                        ORIGEN SERVICING, INC.,
                                        as Subservicer and Administrator


                                        By: /s/ W. Anderson Geater, Jr.
                                            ------------------------------------
                                        Name: W. Anderson Geater, Jr.
                                        Title: Chief Financial Officer


                                        ORIGEN MANUFACTURED HOUSING
                                        CONTRACT TRUST 2006-A, as Issuing Entity

                                        By: Wilmington Trust Company,
                                            not in its individual capacity, but
                                            solely as Owner Trustee


                                        By: /s/ Mary Kay Pupillo
                                            ------------------------------------
                                        Name: Mary Kay Pupillo
                                        Title: Assistant Vice President


                                        JPMORGAN CHASE BANK, N.A.,
                                        as Indenture Trustee


                                        By: /s/ Keith Richardson
                                            ------------------------------------
                                        Name: Keith Richardson
                                        Title: Attorney-In-Fact

              (Signature Page to Origen 2006-A Servicing Agreement)

                                        ORIGEN RESIDENTIAL SECURITIES, INC.,
                                        as Depositor


                                        By: /s/ W. Anderson Geater, Jr.
                                            ------------------------------------
                                        Name: W. Anderson Geater, Jr.
                                        Title: Chief Financial Officer

                   (Signature Page Two to Servicing Agreement)

                                    EXHIBIT A

                                LIST OF CONTRACTS

   [The List of Contracts is on file with the Servicer and is available upon request]

                                    EXHIBIT B

               FORM OF CERTIFICATE REGARDING REPURCHASED CONTRACTS

                             ORIGEN FINANCIAL L.L.C.
                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

          The undersigned certifies that he is a [title] of Origen Financial L.L.C., a Delaware limited liability company (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 2.03 of the Servicing Agreement, dated as of August 1, 2006 (the "Agreement"), among the Company, Origen Servicing, Inc., Origen Manufactured Housing Trust 2006-A and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee") (all capitalized terms used herein without definition having the respective meanings specified in the Indenture (the "Indenture"), dated as of August 1, 2006, between Origen Manufactured Housing Contract Trust 2006-A (the "Issuing Entity") and the Indenture Trustee), and further certifies that:

          1. The Contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Section 2.03 of the Agreement.

          2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 2.03 of the Agreement, be assigned by the Indenture Trustee to the Company.

          IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of _____________, ______.

                                        ORIGEN FINANCIAL L.L.C.


                                        By:
                                            ------------------------------------
                                        [Name]
                                               ---------------------------------
                                        [Title]
                                                --------------------------------

                                   EXHIBIT C-1

                     FORM OF CERTIFICATION TO BE PROVIDED BY
                           THE SERVICER WITH FORM 10-K

          Re: Origen Manufactured Housing Contract Trust 2006-A (the "Trust" or the "Issuing Entity"), Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2006-A

          I, [identify the certifying individual], the senior officer of Origen Servicing, Inc., the Servicer for Origen Manufactured Housing Contract Trust 2006-A (the "Registrant"), certify that:

          1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of Registrant;

          2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

          3. Based on my knowledge, the distribution information required to be provided by the Indenture Trustee under the Indenture, and the servicing information required to be provided to the Indenture Trustee by the Servicer under the Servicing Agreement for inclusion in these reports, is included in these reports;

          4. Based on my knowledge and upon the annual compliance statements included in the report and required to be delivered to the Indenture Trustee in accordance with the terms of the Servicing Agreement, and except as disclosed in the reports, the Servicer has fulfilled its obligations under the Servicing Agreement; and

          5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the servicing, or similar, agreement, that is included in these reports.

          In giving the certifications above, I have reasonably relied on information provided to me by the Indenture Trustee.


                                     C-1-1

          Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated August 1, 2006 (the "Indenture"), between Origen Manufactured Housing Contract Trust 2006-A as Issuing Entity, and JPMorgan Chase Bank, N.A., as indenture trustee.

                                        [SERVICER]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


                                     C-1-2

                                   EXHIBIT C-2

                      FORM OF CERTIFICATION TO BE PROVIDED
                  TO THE ADMINISTRATOR BY THE INDENTURE TRUSTEE

          Re: Origen Manufactured Housing Contract Trust 2006-A (the "Trust" or the "Issuing Entity"), Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2006-A

          I, [identify the certifying individual], a [title] of JPMorgan Chase Bank, N.A., as Indenture Trustee, hereby certify to Origen Servicing, Inc. (the "Administrator"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

          To date, the information and statements required to be provided by the Indenture Trustee pursuant to Section 7.05 of the Indenture have been provided and, taken as a whole and based on the information provided to the Indenture Trustee by the Servicer (as to which provided information we make no representation), do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of each of such statements.

          Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated August 1, 2006 (the "Indenture"), between Origen Manufactured Housing Contract Trust 2006-A, as Issuing Entity, and JPMorgan Chase Bank, N.A., as indenture trustee.

                                        JPMORGAN CHASE BANK, N.A., as Indenture
                                        Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


                                      C-2-1

                                    EXHIBIT D

                              OFFICER'S CERTIFICATE
                    REGARDING ANNUAL STATEMENT OF COMPLIANCE

Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2006-A

          I, _________________, hereby certify that I am a duly appointed ____________________________ of Origen Financial L.L.C. (the "Servicer"), and
further certify as follows:

          1. This certification is being made pursuant to the terms of the Servicing Agreement, dated as of August 1, 2006 (the "Servicing Agreement"), among Origen Manufactured Housing Contract Trust 2006-A, as Issuing Entity, the Servicer, as servicer, Origen Servicing, Inc., as subservicer (the "Subservicer") and JPMorgan Chase Bank, N.A., as indenture trustee.

          2. I have reviewed the activities of the Servicer and the Subservicer during the preceding year and the Servicer's performance (and the Subservicer's performance on the Servicer's behalf) under the Servicing Agreement and to the best of my knowledge, based on such review, each of the Servicer and Subservicer has fulfilled all of its obligations under the Servicing Agreement throughout the year.

          Capitalized terms not otherwise defined herein have the meanings set forth in the Servicing Agreement.

Dated: _______________________

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _________________________.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

          I, ______________________, a (an) _________________ of the [Servicer],
hereby certify that ____________________________ is a duly elected, qualified, and acting ___________________________________ of the [Servicer] and that the signature appearing above is his/her genuine signature.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _________________________.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT M

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by the Servicer shall address the criteria identified as below as "Applicable Servicing Criteria":

                                                                      APPLICABLE
                           SERVICING CRITERIA                          SERVICING   APPLICABLE SERVICING
-------------------------------------------------------------------  CRITERIA FOR    CRITERIA FOR THE
    REFERENCE                          CRITERIA                      THE SERVICER    INDENTURE TRUSTEE
----------------  -------------------------------------------------  ------------  --------------------
                           GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)     Policies and procedures are instituted to monitor        X
                  any performance or other triggers and events of
                  default in accordance with the transaction
                  agreements.

1122(d)(1)(ii)    If any material servicing activities are                 X
                  outsourced to third parties, policies and
                  procedures are instituted to monitor the third
                  party's performance and compliance with such
                  servicing activities.

1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the mortgage
                  loans are maintained.

1122(d)(1)(iv)    A fidelity bond and errors and omissions policy          X
                  is in effect on the party participating in the
                  servicing function throughout the reporting
                  period in the amount of coverage required by and
                  otherwise in accordance with the terms of the
                  transaction agreements.

                          CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)     Payments on mortgage loans are deposited into the        X         X (to the extent
                  appropriate custodial bank accounts and related                   that the Indenture
                  bank clearing accounts no more than two business                  Trustee holds such
                  days following receipt, or such other number of                        accounts)
                  days specified in the transaction agreements.

1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of        X         X (to the extent
                  an obligor or to an investor are made only by                     that the Indenture
                  authorized personnel.                                             Trustee makes such
                                                                                      disbursements)

1122(d)(2)(iii)   Advances of funds or guarantees regarding                X
                  collections, cash flows or distributions, and any
                  interest or other fees charged for such advances,
                  are made, reviewed and approved as specified in
                  the transaction agreements.

1122(d)(2)(iv)    The related accounts for the transaction, such as        X                 X
                  cash reserve accounts or accounts established as
                  a form of

                                                                      APPLICABLE
                           SERVICING CRITERIA                          SERVICING   APPLICABLE SERVICING
-------------------------------------------------------------------  CRITERIA FOR    CRITERIA FOR THE
    REFERENCE                          CRITERIA                      THE SERVICER    INDENTURE TRUSTEE
----------------  -------------------------------------------------  ------------  --------------------
                  overcollateralization, are separately maintained
                  (e.g., with respect to commingling of cash) as
                  set forth in the transaction agreements.

1122(d)(2)(v)     Each custodial account is maintained at a                X          X (Transaction
                  federally insured depository institution as set                  agreements currently
                  forth in the transaction agreements. For purposes                   do not require
                  of this criterion, "federally insured depository                  custodial accounts
                  institution" with respect to a foreign financial                 to be established at
                  institution means a foreign financial institution                  federally insured
                  that meets the requirements of Rule 13k-1(b)(1)                       depository
                  of the Securities Exchange Act.                                      institutions;
                                                                                      however, if the
                                                                                    criteria is further
                                                                                    clarified such that
                                                                                    custodial accounts
                                                                                         are to be
                                                                                      established at
                                                                                     federally insured
                                                                                        depository
                                                                                    institutions, OR as
                                                                                     set forth in the
                                                                                        transaction
                                                                                   agreements, then the
                                                                                     criteria would be
                                                                                     applicable to the
                                                                                    Indenture Trustee)

1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent         X
                  unauthorized access.

1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis          X         X (to the extent
                  for all asset-backed securities related bank                      that the Indenture
                  accounts, including custodial accounts and                        Trustee holds such
                  related bank clearing accounts. These                                  accounts)
                  reconciliations are (A) mathematically accurate;
                  (B) prepared within 30 calendar days after the
                  bank statement cutoff date, or such other number
                  of days specified in the transaction agreements;
                  (C) reviewed and approved by someone other than
                  the person who prepared the reconciliation; and
                  (D) contain explanations for reconciling items.
                  These reconciling items are resolved within 90
                  calendar days of their original identification,
                  or such other number of days specified in the
                  transaction agreements.

                          INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)     Reports to investors, including those to be filed        X                 X
                  with the Commission, are maintained in accordance
                  with the transaction agreements and applicable
                  Commission requirements. Specifically, such
                  reports (A) are prepared in accordance with
                  timeframes and other terms set forth in the
                  transaction agreements; (B) provide information
                  calculated in accordance with the terms specified
                  in the

                                                                      APPLICABLE
                           SERVICING CRITERIA                          SERVICING   APPLICABLE SERVICING
-------------------------------------------------------------------  CRITERIA FOR    CRITERIA FOR THE
    REFERENCE                          CRITERIA                      THE SERVICER    INDENTURE TRUSTEE
----------------  -------------------------------------------------  ------------  --------------------
                  transaction agreements; (C) are filed with the
                  Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid
                  principal balance and number of mortgage loans
                  serviced by the Servicer.

1122(d)(3)(ii)    Amounts due to investors are allocated and               X                 X
                  remitted in accordance with timeframes,
                  distribution priority and other terms set forth
                  in the transaction agreements.

1122(d)(3)(iii)   Disbursements made to an investor are posted             X                 X
                  within two business days to the Servicer's
                  investor records, or such other number of days
                  specified in the transaction agreements.

1122(d)(3)(iv)    Amounts remitted to investors per the investor           X                 X
                  reports agree with cancelled checks, or other
                  form of payment, or custodial bank statements.

                              POOL ASSET ADMINISTRATION

1122(d)(4)(i)     Collateral or security on mortgage loans is              X
                  maintained as required by the transaction
                  agreements or related mortgage loan documents.

1122(d)(4)(ii)    Mortgage loan and related documents are                  X
                  safeguarded as required by the transaction
                  agreements.

1122(d)(4)(iii)   Any additions, removals or substitutions to the          X
                  asset pool are made, reviewed and approved in
                  accordance with any conditions or requirements in
                  the transaction agreements.

1122(d)(4)(iv)    Payments on mortgage loans, including any                X
                  payoffs, made in accordance with the related
                  mortgage loan documents are posted to the
                  Servicer's obligor records maintained no more
                  than two business days after receipt, or such
                  other number of days specified in the transaction
                  agreements, and allocated to principal, interest
                  or other items (e.g., escrow) in accordance with
                  the related mortgage loan documents.

1122(d)(4)(v)     The Servicer's records regarding the mortgage            X
                  loans agree with the Servicer's records with
                  respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)    Changes with respect to the terms or status of an        X
                  obligor's mortgage loans (e.g., loan
                  modifications or re-agings) are made, reviewed
                  and approved by authorized personnel in
                  accordance with the transaction agreements and
                  related pool asset documents.

1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g.,               X
                  forbearance plans, modifications and deeds in
                  lieu of foreclosure, foreclosures and
                  repossessions, as applicable) are initiated,
                  conducted and concluded in accordance with the

                                                                      APPLICABLE
                           SERVICING CRITERIA                          SERVICING   APPLICABLE SERVICING
-------------------------------------------------------------------  CRITERIA FOR    CRITERIA FOR THE
    REFERENCE                          CRITERIA                      THE SERVICER    INDENTURE TRUSTEE
----------------  -------------------------------------------------  ------------  --------------------
                  timeframes or other requirements established by
                  the transaction agreements.

1122(d)(4)(viii)  Records documenting collection efforts are               X
                  maintained during the period a mortgage loan is
                  delinquent in accordance with the transaction
                  agreements. Such records are maintained on at
                  least a monthly basis, or such other period
                  specified in the transaction agreements, and
                  describe the entity's activities in monitoring
                  delinquent mortgage loans including, for example,
                  phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed
                  temporary (e.g., illness or unemployment).

1122(d)(4)(ix)    Adjustments to interest rates or rates of return         X
                  for mortgage loans with variable rates are
                  computed based on the related mortgage loan
                  documents.

1122(d)(4)(x)     Regarding any funds held in trust for an obligor         X
                  (such as escrow accounts): (A) such funds are
                  analyzed, in accordance with the obligor's
                  mortgage loan documents, on at least an annual
                  basis, or such other period specified in the
                  transaction agreements; (B) interest on such
                  funds is paid, or credited, to obligors in
                  accordance with applicable mortgage loan
                  documents and state laws; and (C) such funds are
                  returned to the obligor within 30 calendar days
                  of full repayment of the related mortgage loans,
                  or such other number of days specified in the
                  transaction agreements.

1122(d)(4)(xi)    Payments made on behalf of an obligor (such as           X
                  tax or insurance payments) are made on or before
                  the related penalty or expiration dates, as
                  indicated on the appropriate bills or notices for
                  such payments, provided that such support has
                  been received by the servicer at least 30
                  calendar days prior to these dates, or such other
                  number of days specified in the transaction
                  agreements.

1122(d)(4)(xii)   Any late payment penalties in connection with any        X
                  payment to be made on behalf of an obligor are
                  paid from the servicer's funds and not charged to
                  the obligor, unless the late payment was due to
                  the obligor's error or omission.

1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are           X
                  posted within two business days to the obligor's
                  records maintained by the servicer, or such other
                  number of days specified in the transaction
                  agreements.

1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible             X
                  accounts are recognized and recorded in
                  accordance with the transaction agreements.

1122(d)(4)(xv)    Any external enhancement or other support,               X
                  identified in

                                                                      APPLICABLE
                           SERVICING CRITERIA                          SERVICING   APPLICABLE SERVICING
-------------------------------------------------------------------  CRITERIA FOR    CRITERIA FOR THE
    REFERENCE                          CRITERIA                      THE SERVICER    INDENTURE TRUSTEE
----------------  -------------------------------------------------  ------------  --------------------
                  Item 1114(a)(1) through (3) or Item 1115 of
                  Regulation AB, is maintained as set forth in the
                  transaction agreements.


                                      E-1